SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss. 240.14a-12.

HELIOS SELECT FUND, INC.

(Name of Registrant as Specified In Its Charter)

                            N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)	Proposed maximum aggregate value of transaction: N/A

(5)	Total fee paid: $0

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: N/A

(2)	Form, Schedule or Registration Statement No.: N/A

(3)	Filing Party: N/A

(4)	Date Filed: N/A

HELIOS SELECT FUND, INC.

(the “Company”)

Helios Select Short Term Bond Fund

Helios Select Intermediate Bond Fund

Helios Select High Income Fund

(each, a “Fund,” and together, the “Funds”)

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

April     , 2009

Dear Shareholder:

Enclosed are a notice and a proxy statement concerning special meetings of shareholders for the Helios Select Short Term Bond Fund, formerly the Morgan Keegan Select Short Term Bond Fund (the “Short Term Bond Fund”), the Helios Select Intermediate Bond Fund, formerly the Morgan Keegan Select Intermediate Bond Fund (the “Intermediate Bond Fund”), and the Helios Select High Income Fund, formerly the Morgan Keegan Select High Income Fund (the “High Income Fund”), each a series of Helios Select Fund, Inc., formerly Morgan Keegan Select Fund, Inc. a Maryland corporation, to be held on May 29, 2009. The matter you are being asked to vote on is the approval of the proposed liquidation of the Fund(s) for which you are a shareholder, as described more fully in the enclosed proxy statement.

Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card(s) or following the instructions located on your proxy card(s) to vote via the Internet or touch-tone telephone.

Q.	WHAT IS THE PROPOSAL ABOUT?

The proposal is to liquidate each of the Funds and return to all shareholders the value of their investment as of the date of the liquidation (the “Liquidation Date”). The proposal specifically requires approval by shareholders of the liquidation of the Funds as set forth in the Plan of Liquidation of the Funds (the “Plan”). The Plan requires the approval of shareholders of each Fund, voting separately, to liquidate. The Board of Directors of the Company (the “Board”) reviewed this proposal and determined that it is advisable to liquidate the Funds and to approve the Plan. Therefore, the Board has scheduled the meetings on May 29, 2009 to seek your approval of the liquidation of the Funds, as set forth in the Plan. The Board recommends that you approve the proposal after you carefully study the enclosed materials.

Q.	WHY IS THE BOARD RECOMMENDING THIS PROPOSAL?

At meetings of the Board held on December 22, 2008 and March 26, 2009, the Board, upon the recommendation of the Fund’s investment adviser, Hyperion Brookfield Asset Management, Inc. (the “Adviser”), determined that it is advisable to liquidate the Funds. In making this determination, the Board carefully considered several factors, including, among other things, current market conditions, the Funds’ current net asset level, and the Funds’ prospects for future asset growth. Please refer to the proxy statement for a more detailed description of the factors considered by the Board.

Q.	HOW WILL THE LIQUIDATION WORK?

If the liquidation is approved by shareholders of a Fund, the Fund immediately thereafter will not engage in any business activities, except to wind up its business, convert its portfolio securities to cash as necessary or advisable to accomplish its liquidation as described in the Plan, and make one or more liquidating distributions to shareholders on a pro rata basis after deducting amounts (i.e., establishing appropriate reserves) necessary to satisfy any remaining estimated liabilities. If a Fund’s shareholders approve the liquidation, such Fund expects to make liquidating distributions to shareholders as soon as possible following approval of the Plan.

Q.	WHY ARE THE FUNDS CREATING A RESERVE?

In addition to liabilities that exist following liquidation of any fund, as discussed in greater detail in the proxy statement, the Company and the Funds are currently involved in certain legal proceedings. In light of these legal proceedings, following the Board’s approval of the Plan, the Plan provides for the creation of a reserve for each Fund for the payment of any and all liabilities and obligations of the Funds, including, without limitation, contingent or unascertained liabilities. Following the Board’s determination that all liabilities and obligations of a Fund, including contingent or unascertained liabilities, have reasonably been met, any amounts remaining of a material nature will be distributed pro rata to all shareholders of record as of the close of business on the business day immediately preceding the Liquidation Date.

Q.	WHO PAYS FOR THIS PROXY EXPENSE?

The Adviser will be responsible for covering the costs associated with the liquidation of the Funds and the preparation of the proxy statement, excluding among other things, transaction costs, taxes and extraordinary expenses, not the Funds or any shareholder.

Q.	HOW DOES THE BOARD RECOMMEND I VOTE?

After careful consideration, the Board recommends that you vote in favor of the proposal to liquidate the Funds.

Q.	WHAT DO I NEED TO DO IF THE PROPOSAL IS APPROVED?

Nothing. If the proposal is approved by the shareholders and you still hold your shares on the Liquidation Date, the Fund(s) will automatically mail a check to you at your address of record with your liquidation proceeds. You also may redeem your shares prior to the Liquidation Date by following the policies set forth in the Funds’ prospectus. If you do redeem your shares before the Liquidation Date, we ask that you still vote your shares by returning the enclosed proxy card(s) because you are still considered a shareholder of record for the meeting.

Q.	DO ALL OF THE FUNDS NEED TO APPROVE THE PROPOSAL FOR ANY OF THE FUNDS TO LIQUIDATE?

No. Each Fund’s liquidation is not conditioned on all Funds liquidating.

REMEMBER—YOUR VOTE COUNTS, EVEN IF YOU HAVE REDEEMED YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE MEETINGS!

Your vote is extremely important, even if you only own a few of a Fund’s shares. The meeting will have to be adjourned with respect to a Fund without conducting any business if one-third of the shares of the Fund entitled to vote in person or by proxy at the meeting are not represented at the meeting. In that

2

event, the Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Funds to hold the meeting as scheduled, so please return your proxy ballot(s) immediately or vote on-line or by telephone.

If your completed proxy ballot is not received, you may be contacted by representatives of the Funds or by our proxy solicitor, Broadridge Investor Communications Solutions, Inc. (“Broadridge”). Broadridge has been engaged to assist the Funds in soliciting proxies. Representatives of Broadridge will remind you to vote your shares.

Thank you for your cooperation in voting on this important proposal. If you have questions, please call your financial representative. Or, if your questions relate specifically to the enclosed materials, please call us at (800) HYPERION.

Sincerely,

/s/ John J. Feeney, Jr.

John J. Feeney, Jr.

President

3

HELIOS SELECT FUND, INC.

(the “Company”)

Helios Select Short Term Bond Fund

Helios Select Intermediate Bond Fund

Helios Select High Income Fund

(each, a “Fund,” and together, the “Funds”)

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON MAY 29, 2009

To Shareholders of the Helios Select Short Term Bond Fund, Helios Select Intermediate Bond Fund and Helios Select High Income Fund:

NOTICE IS GIVEN THAT Special Meetings of Shareholders (the “Meetings”) of the Helios Select Short Term Bond Fund, Helios Select Intermediate Bond Fund and Helios Select High Income Fund, each a series of Helios Select Fund, Inc., a Maryland corporation, will be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, on May 29, 2009, starting at 9:30 a.m. Eastern time, for the following purpose:

To approve the liquidation of each of the Funds, as set forth in the Plan of Liquidation attached to the Proxy Statement as Appendix A.

The Board of Directors recommends that you vote in favor of the proposal.

Shareholders of record as of the close of business on April 10, 2009 are entitled to notice of, and to vote at, the Meetings or any adjournment or postponement thereof. If you attend the Meetings, you may vote your shares in person. If you do not expect to attend the Meetings, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s). This is important to ensure a quorum at the Meetings.

In addition to voting by mail, you may also authorize your vote by either telephone or via the Internet, as follows:

To vote by Telephone:		To vote by the Internet:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.	(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the toll-free number that appears on the enclosed proxy card.	(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote your shares by telephone or via the Internet using the control number that appears on your enclosed proxy card(s). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (800) HYPERION.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jonathan C. Tyras

JONATHAN C. TYRAS

SECRETARY OF THE COMPANY

April     , 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE SPECIAL MEETINGS OF SHAREHOLDERS TO

BE HELD ON MAY 29, 2009

The Funds’ Notice of Special Meetings of Shareholders, Proxy Statement and form of proxy are available on the Internet at www.proxyvote.com.

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(s), WHICH NEED(s) NO POSTAGE IF MAILED IN THE UNITED STATES, OR SUBMIT YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET, AS INSTRUCTED. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE OTHER INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER TO VOTE.

2

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.    Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.    Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.    Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

3

PROXY STATEMENT

HELIOS SELECT FUND, INC.

(the “Company”)

Helios Select Short Term Bond Fund

Helios Select Intermediate Bond Fund

Helios Select High Income Fund

(each, a “Fund,” and together, the “Funds”)

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

(800) HYPERION

The Board of Directors (the “Board”) of Helios Select Fund, Inc. is soliciting proxies from the shareholders of the Helios Select Short Term Bond Fund, formerly the Morgan Keegan Select Short Term Bond Fund (the “Short Term Bond Fund”), the Helios Select Intermediate Bond Fund, formerly the Morgan Keegan Select Intermediate Bond Fund (the “Intermediate Bond Fund”), and the Helios Select High Income Fund, formerly the Morgan Keegan Select High Income Fund (the “High Income Fund”), each a series of the Company, in connection with Special Meetings of Shareholders of the Funds, and at any adjournment or postponement thereof (the “Meetings”), to be held at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, on May 29, 2009, starting at 9:30 a.m. Eastern time.

The Meetings’ notice, this proxy statement (the “Proxy Statement”) and proxy card(s) are being sent to shareholders of record as of the close of business on April 10, 2009 (the “Record Date”) beginning on or about April     , 2009. Additional information about the Funds is available by calling (800) HYPERION. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household owns shares of the Funds, unless the Funds have received contrary instructions from the shareholder. If you need additional copies of this Proxy Statement, please contact the Funds by calling (800) HYPERION.

At the Meetings, shareholders will vote on the following proposal:

To approve the liquidation of each of the Funds, as set forth in the Plan of Liquidation attached to the Proxy Statement as Appendix A.

The only item of business that the Board expects will come before the Meetings is the proposal to liquidate the Funds, each a series of the Company, including all classes, as set forth in the Plan of Liquidation (the “Plan”) adopted by the Board and attached hereto as Appendix A.

The Funds’ net assets as of April 10, 2009, were approximately $1.1 million for the Short Term Bond Fund, $7.0 million for the Intermediate Bond Fund, and $14.8 million for the High Income Fund. Because of each Fund’s relatively small asset size, and the other reasons discussed below, the Board has approved, and recommends that the shareholders approve, the liquidation of the Funds.

The Meetings are being held to seek shareholder approval of the liquidation.

Any shareholder who owned shares of one or more Funds on the Record Date is entitled to notice of, and to vote at, the Meetings and any postponement or adjournment thereof. Each share is entitled to cast one vote, and fractional shares are entitled to cast a proportionate fractional vote. Shareholders of a Fund’s various classes will vote together.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE LIQUIDATION OF THE FUND, AS SET FORTH IN THE PLAN.

THE LIQUIDATION IN GENERAL

At meetings of the Board held on December 22, 2008, with respect to the Short Term Bond Fund, and March 26, 2009, with respect to the Intermediate Bond Fund and High Income Fund, the Board unanimously approved, and recommended to shareholders for their approval, the Adviser’s recommendation that the Funds be liquidated, as set forth in the Plan. The Plan provides for the complete liquidation of all of the Funds’ assets (after the creation of reserves) and distribution to shareholders of the proceeds of the liquidation. The Plan provides for the Board to set aside for each Fund a reserve (collectively, the “Reserves”) for the payment of any and all liabilities and obligations of each Fund, including, without limitation, contingent or unascertained liabilities. If the shareholders of a Fund approve the Plan, the Adviser will undertake to liquidate that Fund on such terms and conditions as the Adviser determines to be reasonable and in the best interests of the Fund and its shareholders. The Adviser will be responsible for covering the costs associated with the liquidation of the Funds and the preparation of the Proxy Statement, excluding, among other things, transaction costs, taxes and extraordinary expenses (the “Liquidation Costs”). Once a Fund’s investment securities are liquidated, the Fund will make a pro rata distribution to its shareholders of those and other assets of the Fund, less liabilities and assets set aside in the Reserves to pay expected liabilities, as described below. In order to preserve certain legal claims made on behalf of the Funds, as discussed below, the Funds’ shares will remain outstanding after payment of the liquidation proceeds. After payment of the liquidation proceeds, the only remaining assets of the Funds will be amounts used to create the Reserves, the value of which will be offset by the estimated liabilities for which the Reserves are created to pay. Therefore it is expected that the shares will have no net asset value after payment of the liquidation proceeds and the rights of shareholders to redeem their shares will be indefinitely suspended. If the proposed liquidation of a Fund is not approved by that Fund’s shareholders, the Board will consider, at that time, what appropriate action to take, if any, although it is anticipated that the Fund would remain closed to new investments.

REASONS FOR THE LIQUIDATION

At a meeting of the Board held on December 22, 2008, for the Short Term Bond Fund, the Board considered among other things, current market conditions, the Short Term Bond Fund’s current net asset level, the Adviser’s representations regarding the Short Term Bond Fund’s prospects for future growth, and the Adviser’s commitment to be responsible for covering the Liquidation Costs. As a result, the Board, including all of the directors who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Company (the “Independent Directors”), determined, based on the materials presented, the discussions held, and the representations and commitments made by the Adviser, to accept the Adviser’s recommendation and determined that it was advisable to liquidate the Short Term Bond Fund and to recommend that the Short Term Bond Fund’s shareholders vote to approve the liquidation of the Short Term Bond Fund, as set forth in the Plan.

Following the Board’s decision with respect to the Short Term Bond Fund, the Board met again on March 26, 2009, to consider the Adviser’s proposal to liquidate the Intermediate Bond Fund and the High Income Fund. The Board considered (again for the Short Term Bond Fund) among other things, current market conditions, the Funds’ current net asset levels, the Adviser’s representations regarding the Funds’ prospects for future growth and the Adviser’s commitment to be responsible for covering the Liquidation Costs associated with the three liquidations. The Board also considered the Company’s and the Funds’ involvement in certain legal proceedings. The Adviser explained that as previously discussed with the Board, certain class action lawsuits are pending against the Funds’ former investment adviser and others, including the Company, and that a putative derivative lawsuit is also pending against the Funds’ former adviser and others that names the Company and the Funds as nominal defendants. With respect to the derivative lawsuit, the Board noted that the complaint alleges claims that belong to the Company and the Funds, and considered that the Plan was structured in order to preserve any such claims for appropriate action by the Board. See “Legal Proceedings” below for additional discussion regarding these legal proceedings. The Board also considered the terms and conditions of each Fund’s liquidation and the Plan as discussed at the meeting, the Adviser’s representation that it expected it could sell all of the Funds’ investments in the normal course of business prior to the liquidation and the federal income tax impact on shareholders as a result of the liquidation of the Funds. Following the Board’s consideration of all these factors, the Board, including all of the Independent Directors, determined, based on the materials presented, the discussions held, and the representations and commitments made by the Adviser, to accept the Adviser’s recommendation and determined that it was advisable to liquidate the Funds and to recommend that each Fund’s shareholders vote to approve the liquidation of their respective Fund, as set forth in the Plan.

LEGAL PROCEEDINGS

Beginning in late 2007, lawsuits were filed in federal and state courts in Tennessee and Alabama relating to certain fixed income funds managed by Morgan Asset Management, Inc. (the “Former Adviser”), including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Former Adviser as well as Morgan Keegan & Company, Inc., Regions Financial Corporation and several affiliates, certain former directors and former officers of the Funds, the Funds’ former portfolio managers and, in two cases, the Company. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. In those cases in which the Company is named as a defendant, plaintiffs seek unspecified damages and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. No responses to the complaints have been filed and no classes have been certified in any of the putative class actions. On September 23, 2008, the cases pending in federal court in the Western District of Tennessee in which the Company is a defendant, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Open-End Mutual Fund Litigation.

In addition, one putative derivative action was filed in state court in Tennessee alleging claims on behalf of the Company and Funds, in which plaintiffs seek to recover losses on behalf of those entities. Plaintiffs allege that the Former Adviser, Morgan Keegan & Company, Inc., Regions Financial Corporation, MK Holding, Inc., certain former directors and officers of the Funds and PricewaterhouseCoopers, LLP breached duties and contractual obligations owed to the Company and the Funds in connection with matters similar to those alleged in the above-referenced cases. The derivative case was removed by defendants to the United States District Court for the Western District of Tennessee and on March 31, 2009 that Court issued an order denying plaintiffs’ motion to remand the case to state court.

Claims substantially similar to those described above have been made in lawsuits filed in the federal and state courts in Tennessee, Alabama and Louisiana concerning certain closed-end funds previously managed by the Former Adviser now managed by the Adviser.

On February 12, 2009 the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Company and the Funds.

MANAGEMENT OF THE FUND

As previously disclosed in a supplement to the Funds’ current prospectus, the Board has directed the Adviser to manage the Funds in anticipation of liquidation. As a result, the Funds may no longer pursue their respective investment objectives and investment strategies. The Funds’ shares are no longer being offered to new investors. Existing investors with an account already open in a Fund will be allowed to continue to invest in such Fund until the shareholders approve the liquidation.

PLAN OF LIQUIDATION OF THE FUND

The following discussion summarizes the important terms of the Plan, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached hereto as Appendix A. Shareholders are urged to read the Plan in its entirety. The Plan provides for the complete liquidation of all assets of the Funds, the payment and discharge of, or other provision for, all liabilities and obligations of the Funds and the distribution of the remaining net assets to shareholders of the Funds.

General

The Plan will become effective with respect to a Fund on the date such Fund’s shareholders approve the proposal (the “Effective Date”). After the Effective Date, a Fund will not engage in any investment activities except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of its liabilities and distributing its remaining assets to its shareholders in accordance with the Plan. The Adviser will undertake to liquidate each Fund in accordance with the terms of the Plan. As soon as practicable after the consummation of the sale of a Fund’s investment securities and the payment of, or establishment of the Reserve for, all of such Fund’s liabilities and obligations, including, contingent or unascertained liabilities, such Fund’s shareholders will receive distributions in a per share amount equal to the net asset value per share, as determined in accordance with the Fund’s current registration statement (the “Liquidation Distribution”).

The Plan provides that shareholders’ shares in the Funds will remain outstanding after payment of the Liquidation Distribution. Although shares will remain outstanding, it is expected that the Funds’ shares will have no net asset value after payment of the Liquidation Distribution and the right of shareholders to redeem their shares will be indefinitely suspended. In the event that claims held by the Company or the Funds are found to have merit and the Funds receive a recovery, such recovery will be retained as an asset of the Funds pending the resolution of other claims and liabilities. Any amounts remaining after such resolution will be distributed to such shareholders of the Funds at such time as is determined by the Board and in a manner that complies with applicable law. There can be no assurance that there will be any such recovery.

Since the Funds’ shares will have no net asset value and the Funds will no longer engage in investment activities or any other business beyond the winding up of its business and affairs, the Company will deregister as an investment company under the Investment Company Act of 1940, as amended, as soon as practicable following payment of the Liquidation Distribution. Following resolution of claims and liabilities and the distribution of any recovery, all outstanding shares in the Funds will be cancelled and the Board will seek to dissolve the Company under Maryland law.

Reserves

The Plan provides that, as soon as practicable following approval of the Plan by the Board, each Fund will set aside a Reserve for the payment of any and all liabilities and obligations of such Fund, including, without limitation, contingent or unascertained liabilities. The Board determined it appropriate to establish the Reserves because in addition to liabilities that exist following liquidation of any fund, as discussed above, the Company and the Funds are currently involved in certain legal proceedings. While it is difficult to estimate the effect, if any, of the current legal proceedings on the Funds, the Board considered the Adviser’s recommendation that each Fund establish a Reserve. The Board considered the Adviser’s representation to the Board that it had studied the prospect of liquidation of the assets of the Funds and considered potential contingent liabilities that the Funds may incur as a result of these legal proceedings or as a result of certain indemnification rights that the former independent directors of the Company have against the Funds. The Board also considered it appropriate to retain a portion of the assets of the Funds in the Reserves to permit the Board to take appropriate action with respect to claims on behalf of the Funds.

The Adviser currently estimates that Reserves of approximately $         million among all the Funds will be appropriate based on current facts, which will be allocated among the Funds based on net assets. As of                     , 2009, Reserves of this amount would have equaled     % of each Fund’s net assets. The actual amount of the Reserves may increase or decrease between now and the time the Reserves are created or thereafter as further information becomes available.

The Board’s overarching goal was to set the Reserves at an amount that will cover each Fund’s total potential liabilities, so that each Fund is able to meet its future obligations, if any. Following the Board’s determination that all liabilities and obligations of a Fund, including contingent or unascertained liabilities, have reasonably been met, any material amounts remaining in a Fund’s Reserve Fund will be distributed pro rata to all shareholders of record as of the close of business on the business day immediately preceding the Liquidation Date, as defined below, or on such later date as the Board’s determination is made.

Liquidating Trust

Although the Adviser expects that it will be able to sell all of the Funds’ investments in the normal course of business prior to each Fund’s liquidation, as set forth in the Plan, the Board may, if the Board in its absolute discretion deems it necessary, appropriate or desirable, for any reason, establish with one or more trustees selected by the Board, a liquidating trust (the “Liquidating Trust”) pursuant to a liquidating trust agreement (the “Liquidating Trust Agreement”), which Liquidating Trust may include one or more separate series. If a Liquidating Trust is established, the Board will (i) grant, assign, convey, transfer, and contribute to the trustees of the Liquidating Trust all remaining assets of a Fund and any other assets of a Fund not yet distributed to the shareholders of the Fund, (ii) grant, assign, convey, transfer and contribute all unresolved liabilities of the Funds to the Liquidating Trust, along with such amounts of cash and other assets as the Funds shall determine might reasonably be required to resolve such unresolved liabilities, and (iii) distribute interests in a series of the Liquidating Trust that corresponds to a Fund, pro rata to such Fund’s shareholders of record as of the close of business on the business day immediately preceding the Liquidation Date.

REDEMPTIONS PRIOR TO THE LIQUIDATION DATE

The proportionate interests of shareholders in the assets of each Fund will be fixed on the basis of their respective shareholdings as of the close of business on the business day before the day on which each Fund makes its Liquidation Distribution (the “Liquidation Date”). The right of a shareholder to redeem his or her shares at any time before each Fund makes its Liquidation Distribution will not be affected by the Plan. Therefore, until the close of business on the business day before the Liquidation Date, a shareholder may redeem shares in accordance with the redemption procedures set forth in the Funds’ current prospectus without waiting for the Funds to take any action, and the Funds may make payment of dividends and other distributions to shareholders and permit reinvestment thereof in additional shares. Following the Liquidation Distributions, although shares technically remain outstanding, since the shares are expected to have no net asset value the rights of shareholders to redeem their shares will be indefinitely suspended and the Company will deregister as an investment company under the Investment Company Act of 1940, as amended.

LIQUIDATION DISTRIBUTION

At present, the date or dates on which the Funds will pay a Liquidation Distribution to their respective shareholders and on which the Funds will be liquidated are not known to the Funds, but it is anticipated that if the Plan is adopted by the shareholders such liquidation would occur at some point prior to June 30, 2009. Shareholders will receive their Liquidation Distribution without any further action on their part. Beneficial owners whose shares are held in “street name” should consult their brokers or other financial intermediaries for information on the timing of receipt of distributions with respect to their respective interests in the Funds.

SERVICE PROVIDERS

After the Effective Date, the Funds will terminate contracts with their respective service providers at the earliest opportunity consistent with maintaining services to the Funds for the limited purposes of carrying out the Plan.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

The following discussion summarizes the material U.S. federal income tax consequences to shareholders on receipt of their pro rata shares of the Liquidation Distribution from the Funds pursuant to the provisions of the Plan. This discussion also summarizes the material U.S. federal income tax consequences to a Fund resulting from its liquidation. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), temporary and proposed Treasury Regulations and administrative and judicial interpretations, all as in effect on the date of this Proxy Statement and all of which are subject to change, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

As discussed above, pursuant to the Plan, the Funds will sell their investment securities and distribute the proceeds to their shareholders on the basis of their respective shareholdings. The Funds anticipate that they will retain their qualification as regulated investment companies under the Code during the liquidation period and, therefore, will not be taxed on any of their net income from the sale of their assets to the extent distributed to shareholders.

For federal income tax purposes, a shareholder’s receipt of investment company taxable income (generally, dividends, interest and net short-term capital gain) will continue to be taxed as an ordinary dividend. However, a shareholder’s receipt of his or her pro rata share of the Liquidation Distribution will be a taxable event in which the shareholder will be viewed as having sold his or her shares in exchange for an amount equal to the cash that he or she receives. Each shareholder generally will recognize gain (or loss) for federal income tax purposes equal to the amount by which such cash exceeds (or is less than) the shareholder’s tax basis in his or her Fund shares. If any gain or loss is recognized, such gain or loss generally will be treated as long-term capital gain or loss if the Fund shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Notwithstanding the foregoing, any loss realized by a shareholder in respect of shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder’s entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder’s interest in the Fund.

Shareholders investing through qualified retirement plan accounts who receive their Liquidation Distribution outside of their plan account should consider promptly the reinvestment of such distribution into another qualified retirement plan account to avoid incurring tax penalties. The receipt of a Liquidation Distribution by a qualified retirement account, including an Individual Retirement Account Plan (“IRA”), generally would not be viewed as a taxable event to the beneficiary. In the event that the Liquidation Distribution cannot be held by an IRA and must be distributed, tax results will vary depending upon the status of each beneficiary, and therefore, beneficiaries who receive distributions from an IRA on account of the liquidation of a Fund must consult with their own tax advisers regarding their personal tax results in this matter.

The foregoing summary sets forth general information regarding the anticipated federal income tax consequences of the liquidation to a Fund and to shareholders who are United States citizens or residents. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a shareholder in light of the shareholder’s particular circumstances, nor does it discuss the special considerations applicable to those holders of shares subject to special rules, such as shareholders whose functional currency is not the United States dollar, shareholders subject to the alternative minimum tax, shareholders who are financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect the mark to market method of accounting, controlled foreign corporations, passive foreign investment companies, expatriates, or shareholders who hold their shares as part of a straddle, constructive sale or conversion transaction. This discussion assumes that shareholders hold their shares as capital assets within the meaning of Section 1221 of the Code (generally property held for investment). The Funds will not seek an opinion of counsel or a ruling from the IRS with respect to the U.S. federal income tax consequences discussed herein and accordingly there can be no assurance that the IRS will agree with the positions described in this Proxy Statement. This discussion also does not address the application and effect of any foreign state or local tax laws. Shareholders should consult their own tax advisers to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for their shares, in light of their individual circumstances.

AMENDMENT OR ABANDONMENT OF PLAN

The Board may modify or amend the Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Funds and their shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the shareholders, the Board will submit the amendment or modification to the shareholders for approval. In addition, the Board may abandon this Plan without shareholder approval at any time prior to the Liquidation Date, if it determines that abandonment would be advisable and in the best interests of the Funds and their shareholders. The Board and the officers of the Fund also are authorized to approve changes to the terms of any of the transactions referred to in the Plan, to interpret any of the provisions of the Plan, and to make, execute and deliver such other documents and to take such other action to carry out the provisions of the Plan and liquidate the Funds.

RECOMMENDATION OF THE BOARD

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE PROPOSAL TO LIQUIDATE THE FUNDS, AS SET FORTH IN THE PLAN.

ADDITIONAL INFORMATION

SERVICE PROVIDERS

The address of the Adviser, Hyperion Brookfield Asset Management, Inc., is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. The address of the Fund’s distributor, Morgan Keegan & Co. Inc., is 50 North Front Street, 11th Floor, Memphis, Tennessee 38103.

FUND ANNUAL REPORT

THE FUNDS PREVIOUSLY HAVE SENT THEIR ANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED APRIL 30, 2008. YOU MAY OBTAIN A COPY OF THE FUNDS’ MOST RECENT SEMI-ANNUAL REPORT FOR THE PERIOD ENDED OCTOBER 31, 2008 AND ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 2008, WITHOUT CHARGE, BY WRITING TO THE FUNDS AT THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR, NEW YORK, NEW YORK 10281-1010 OR BY CALLING (800) HYPERION.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

Only shareholders of record at the close of business on April 10, 2009 are entitled to vote at the Meeting. The number of shares of the Fund outstanding as of the close of business on April 10, 2009 was as follows:

TITLE OF CLASS	NUMBER OF SHARES
Helios Select Short Term Bond Fund Class A	164,490.477
Helios Select Short Term Bond Fund Class C	14,787.363
Helios Select Short Term Bond Fund Class I	478,971.598
Helios Select Intermediate Bond Fund Class A	3,956,442.748
Helios Select Intermediate Bond Fund Class C	5,761,002.562
Helios Select Intermediate Bond Fund Class I	13,367,719.740
Helios Select High Income Fund Class A	5,971,033.981
Helios Select High Income Fund Class C	5,821,982.325
Helios Select High Income Fund Class I	10,215,040.328

As of April 10, 2009, the Company believes that the directors and officers of the Company, individually and as a group, owned beneficially less than one percent of the shares of each Fund.

As of April 10, 2009, the following persons owned beneficially 5% or more of the shares of each class of the Fund:

TITLE OF CLASS	NAME AND ADDRESS	AMOUNT OF SHARES BENEFICIALLY OWNED AND NATURE OF OWNERSHIP	PERCENTAGE OF CLASS OWNED
Helios Select Short Term Bond Fund – Class A	Shared Hospital Services Corp. c/o Morgan Keegan & Co., Inc. 50 North Front Street, 11th Floor Memphis, TN 38103	15,162.950	9.22%
Helios Select Short Term Bond Fund – Class A	Trust – Kenneburt c/o Regions Morgan Keegan Trust 1901 6th Avenue North, 4th Floor Birmingham, AL 35203	85,392.228	51.91%
Helios Select Short Term Bond Fund – Class C	James J. Challen III c/o Morgan Keegan & Co., Inc. 50 North Front Street, 11th Floor Memphis, TN 38103	3,500.000	23.67%
Helios Select Short Term Bond Fund – Class C	Susie Parker Holton c/o Morgan Keegan & Co., Inc. 50 North Front Street, 11th Floor Memphis, TN 38103	2,073.471	14.02%
Helios Select Short Term Bond Fund – Class C	Kathy H. Stewart c/o Morgan Keegan & Co., Inc. 50 North Front Street, 11th Floor Memphis, TN 38103	1,656.627	11.20%

Helios Select Short Term Bond Fund – Class C	Henley Christine Fletcher Trust c/o Morgan Keegan & Co., Inc. 50 North Front Street, 11th Floor Memphis, TN 38103	1,565.263	10.59%
Helios Select Short Term Bond Fund – Class C	John K. Griffin c/o Morgan Keegan & Co., Inc. 50 North Front Street, 11th Floor Memphis, TN 38103	1,531.664	10.36%
Helios Select Short Term Bond Fund – Class C	Keith E. Gamble c/o Morgan Keegan & Co., Inc. 50 North Front Street, 11th Floor Memphis, TN 38103	1,361.497	9.21%
Helios Select Short Term Bond Fund – Class C	Lunn Irion Johnsonn Salley and Carlisle c/o Morgan Keegan & Co., Inc. 50 North Front Street, 11th Floor Memphis, TN 38103	854.604	5.78%
Helios Select Short Term Bond Fund – Class I	Princeton / GPC Securities, Inc. 400 Colony Square, Suite 2100 1201 Peachtree St. NE Atlanta, GA 30361	349,742.866	73.02%
Helios Select Short Term Bond Fund – Class I	Trust – Kenneburt c/o Regions Morgan Keegan Trust 1901 6th Avenue North, 4th Floor Birmingham, AL 35203	62,772.296	13.11%
Helios Select Short Term Bond Fund – Class I	Trust – Kenneburt c/o Regions Morgan Keegan Trust 1901 6th Avenue North, 4th Floor Birmingham, AL 35203	38,205.912	7.98%
Helios Select Intermediate Bond Fund – Class A	N/A
Helios Select Intermediate Bond Fund – Class C	N/A
Helios Select Intermediate Bond Fund – Class I	Morgan Properties LLC 50 North Front Street, 11th Floor Memphis, TN 38103	11,068,072.501	82.80%
Helios Select High Income Fund – Class A	Urban Child Institute c/o Morgan Keegan & Co., Inc. 50 North Front Street, 11th Floor Memphis, TN 38103	1,080,166.796	18.09%
Helios Select High Income Fund – Class C	Deberry Living Trust c/o Morgan Keegan & Co., Inc. 50 North Front Street, 11th Floor Memphis, TN 38103	470,877.842	8.09%

Helios Select High Income Fund – Class I	Morgan Properties LLC 50 North Front Street, 11th Floor Memphis, TN 38103	4,287,605.309	41.97%
Helios Select High Income Fund – Class I	Trust – Kenneburt c/o Regions Morgan Keegan Trust 1901 6th Avenue North, 4th Floor Birmingham, AL 35203	2,633,082.624	25.78%
Helios Select High Income Fund – Class I	Princeton / GPC Securities, Inc. 400 Colony Square, Suite 2100 1201 Peachtree St. NE Atlanta, GA 30361	893,600.892	8.75%

Neither the Funds nor the Adviser knows how these beneficial owners intend to vote with respect to the proposal to liquidate the Funds. As significant beneficial owners of shares, the beneficial owners listed in the above chart will have a significant influence in the outcome of the proposal.

INFORMATION ABOUT PROXIES AND THE CONDUCT OF THE MEETING

SOLICITATION OF PROXIES. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund, employees or agents of the Adviser and one or more third-party agents, particularly as the date of the Meetings approaches. The Funds have retained a proxy solicitor, Broadridge Investor Communications Solutions, Inc. (“Broadridge”), to assist in forwarding and soliciting proxies. Pursuant to this arrangement, Broadridge has agreed to contact banks, brokers and proxy intermediaries to secure votes in favor of the proposals described in the Proxy Statement. The costs of proxy solicitation and expenses incurred in connection with preparing the Proxy Statement and its enclosures, including, the costs of retaining Broadridge, estimated to be $15,000, will be the responsibility of the Adviser.

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may call Fund representatives toll-free at (800) HYPERION.

COSTS OF SOLICITATION. All of the costs of the Meetings, including the costs of soliciting proxies, will be covered by the Adviser. None of these costs will be borne by the Funds.

VOTING AND TABULATION OF PROXIES. Shares represented by duly executed proxies will be voted as instructed on the proxy ballot(s). You may vote by proxy by any one of the following methods, whether or not you plan to attend the meeting in person: (1) by mailing the enclosed proxy card(s), (2) through use of the Internet or (3) by telephone. If you mail the enclosed proxy card(s) and no choice is indicated for the proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of the proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted at the Meeting(s), your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund(s), (ii) by properly executing a later-dated proxy (by the methods of voting described above), or (iii) by attending the Meeting(s) and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

Votes cast in person or by proxy at the Meetings will be counted by persons appointed by the Funds as tellers for the Meeting (the “Tellers”). One-third of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” as shares that are present at the Meetings for quorum purposes but will not be (1) considered votes cast at the Meetings or (2) voted for or against any adjournment or proposal. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

REQUIRED VOTE. Approval of the proposal to liquidate each Fund will require the affirmative vote of a majority of the votes cast at the Meeting for such Fund if a quorum is present. If the required vote is not obtained for a Fund, the Board will consider what other actions to take in the best interests of that Fund.

ADJOURNMENTS; OTHER BUSINESS. If a quorum is not present at any of the Meetings, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting(s) to a date not more than 120 days after the Record Date to permit further solicitation of proxies for the purpose of reconvening the Meeting(s). In determining whether to adjourn or reconvene a Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting(s) in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

Each Meeting has been called to transact any business that properly comes before it. The only business that management of each Fund intends to present or knows that others will present is the approval of the liquidation pursuant to the Plan. If any other matters properly come before a Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of that Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS. It is expected that the Plan will be implemented as soon as practicable after the Effective Date, and that no future meetings of shareholders will be held. The Funds do not hold annual or other regular meetings of shareholders unless a shareholder vote is required under the 1940 Act. In the event that any Fund is not liquidated and holds a meeting of shareholders in the future, shareholder proposals intended to be presented at such meeting must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal laws.

APPENDIX A

PLAN OF LIQUIDATION

OF

HELIOS SELECT SHORT TERM BOND FUND

HELIOS SELECT INTERMEDIATE BOND FUND

HELIOS SELECT HIGH INCOME FUND

This Plan of Liquidation (the “Plan”) of Helios Select Short Term Bond Fund (the “Short Term Bond Fund”), Helios Select Intermediate Bond Fund (the “Intermediate Bond Fund”), and Helios Select High Income Fund (the “High Income Fund,” each a “Fund,” and collectively, the “Funds”), each a series of Helios Select Fund, Inc., a Maryland corporation (the “Company”), has been approved by the Board of Directors of the Company (the “Board”) as being advisable. The Board has directed that this Plan be submitted separately to the holders of the outstanding voting shares of each Fund’s common stock (the “Shareholders”) without regard to class for their adoption or rejection at a special meeting of Shareholders, and has authorized the distribution of a proxy statement (the “Proxy Statement”) in connection with the solicitation of proxies for such meeting. Upon such adoption, each Fund shall completely liquidate in accordance with the requirements of the Maryland General Corporation Law (the “MGCL”) and the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1.	ADOPTION OF PLAN. The effective date of the Plan for a Fund (the “Effective Date”) shall be the date on which the Plan is adopted by such Fund’s Shareholders by a majority of the votes cast at the special meeting (or any adjournment or reconvening thereof) if a quorum is present. Each Fund will cause its adoption of this Plan to be reported on Internal Revenue Service Form 966 within 30 days after the Effective Date, if any.

2.	SUSPENSION OF REDEMPTIONS. The proportionate interests of Shareholders in the assets of a Fund shall be fixed on the basis of their respective shareholdings at the close of business on the business day immediately preceding the date of liquidation (the “Liquidation Date”), or on such other date as may be determined by the Board (the “Determination Date”). On the Liquidation Date or Determination Date, as the case may be, the right of shareholders to redeem their shares will be indefinitely suspended. Prior to making the liquidation distributions to Shareholders described in Section 5, the Funds shall continue to honor requests for the redemption of their shares received before the close of business on the business day immediately preceding the Liquidation Date in accordance with the redemption procedures set forth in the Funds’ current prospectus, and may, if determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit reinvestment thereof in additional shares.

3.	SALE OR DISTRIBUTION OF ASSETS. Commencing as soon as practicable after the Board’s approval of this Plan and ending in no event later than , 2009 (the “Liquidation Period”), the Funds and the Funds’ investment adviser, Hyperion Brookfield Asset Management, Inc. (the “Adviser”), shall have the authority to engage in such transactions as may be appropriate to its liquidation, including, without limitation, the consummation of the transactions described in the Proxy Statement.

4.	PROVISIONS FOR LIABILITIES. During the Liquidation Period, the Funds shall pay or discharge or set aside a reserve for, or by other appropriate means provide for, the payment or discharge of any and all liabilities and obligations of the Funds, including, without limitation, contingent or unascertained liabilities.

1

5.	DISTRIBUTION TO SHAREHOLDERS. As soon as practicable after the Effective Date, each Fund shall liquidate and distribute pro rata on the Liquidation Date to the Shareholders of record as of the close of business on the business day immediately preceding the Liquidation Date all of its remaining assets, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Company’s officers shall reasonably deem to exist against the assets of the Fund on the Fund’s books. In order to preserve certain legal claims on behalf of the Funds, the Funds’ shares will remain outstanding after payment of the liquidation proceeds, although the shares are expected to have no net asset value after payment of the liquidation proceeds. Following resolution of certain legal proceedings, all outstanding shares in the Funds will be cancelled.

In the event the Funds receive a recovery as a result of legal proceedings filed on the Funds’ behalf, such recovery will be retained as an asset of the Funds pending the resolution of other claims and liabilities. Any amounts remaining after such resolution will be distributed to such shareholders of the Funds at such time as is determined by the Board and in a manner that complies with applicable law.

6.	TERMINATION OF CONTRACTS. The Funds shall terminate contracts with their service providers at the earliest opportunity consistent with maintaining services to the Funds for the limited purposes of carrying out the Plan.

7.	AMENDMENT OR ABANDONMENT OF PLAN. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of a Fund and its Shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Shareholders, such amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the Liquidation Date, if it determines that abandonment would be advisable and in the best interests of a Fund and its Shareholders.

8.	POWERS OF BOARD AND OFFICERS. Without limiting the power of the Board under Maryland law and the Charter, the Board and, subject to the discretion of the Board or a duly authorized committee thereof, the officers of the Funds are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as they may deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation of the Funds in accordance with the Code, the MGCL, and any rules and regulations of the United States Securities and Exchange Commission or any state securities commission. Such actions may include, without limitation, the execution and filing of any instruments of liquidation or other documents, withdrawing any qualifications to conduct business in any state in which the Funds are so qualified, as well as the preparation and filing of any tax returns. After the Effective Date, the current officers and directors shall continue in office solely for the purpose of implementing this Plan and any actions to be taken in connection therewith.

9.

LIQUIDATING TRUST. The Board may, if the Board in its absolute discretion deems it necessary, appropriate or desirable, for any reason, establish with one or more trustees selected by the Board, a liquidating trust (the “Liquidating Trust”) pursuant to a liquidating trust agreement (the “Liquidating Trust Agreement”), which Liquidating Trust may include or more separate series.

2

Upon establishment of the Liquidating Trust, the Board shall (i) grant, assign, convey, transfer, and contribute to the trustees of the Liquidating Trust all remaining assets of a Fund and any other assets of a Fund not yet distributed to the shareholders of the Fund, (ii) grant, assign, convey, transfer and contribute all unresolved liabilities of the Funds to the Liquidating Trust, along with such amounts of cash and other assets as the Funds shall determine might reasonably be required to resolve such unresolved liabilities, and (iii) distribute interests in a series of the Liquidating Trust that corresponds to the Fund, pro rata to such Fund’s shareholders of record as of the close of business on the business day immediately preceding the Liquidation Date.

10.	TERMINATION OF BUSINESS OPERATIONS. As soon as practicable after its Effective Date, each Fund shall cease to conduct business and shall not engage in any business activities, except as shall be necessary in connection with the effectuation of its liquidation, including winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of its liabilities as provided in Section 4 herein, and distributing its remaining assets to Shareholders in accordance with this Plan. Following the completion of all steps necessary to complete the liquidation of the Funds, the Board will seek to dissolve the Company in accordance with MGCL.

11.	EXPENSES. The expenses of carrying out the terms of this Plan (which shall not include, among other things, transaction costs, taxes and extraordinary expenses) shall be borne by the Adviser, whether or not the liquidation contemplated by this Plan is effected.

12.	GOVERNING LAW. The Plan shall be subject to and construed consistently with the Charter and the Fund’s By-Laws, as amended, and shall otherwise be governed by and construed in accordance with the laws of the State of Maryland.

3

PROXY CARD

HELIOS SELECT FUND, INC.

Helios Select Short Term Bond Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2009

This proxy is being solicited by the Board of Directors of the Helios Select Fund, Inc. (the “Company”) to shareholders of the Helios Select Short Term Bond Fund (the “Fund”), a series of the Company. The undersigned hereby appoints as proxies Steven Pires and John J. Feeney, Jr., and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of the Shareholders of the Fund, or any adjournment or postponement thereof (the “Meeting”), as described in the Fund’s Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Fund’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Fund’s Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Signature(s) (if held jointly) Date

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to authorize your vote:

1. Internet:

Log on to www.proxyvote.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:

2. Touchtone Phone:	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

1

PROXY CARD

HELIOS SELECT FUND, INC.

Helios Select Short Term Bond Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2009

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN

1. To approve the liquidation of the Helios Select Short Term Bond Fund, as set forth in the Plan of Liquidation attached to the Proxy Statement as Appendix A.	☐	☐	☐

PROXY CARD

HELIOS SELECT FUND, INC.

Helios Select Intermediate Bond Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2009

This proxy is being solicited by the Board of Directors of the Helios Select Fund, Inc. (the “Company”) to shareholders of the Helios Select Intermediate Bond Fund (the “Fund”), a series of the Company. The undersigned hereby appoints as proxies Steven Pires and John J. Feeney, Jr., and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of the Shareholders of the Fund, or any adjournment or postponement thereof (the “Meeting”), as described in the Fund’s Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Fund’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Fund’s Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Signature(s) (if held jointly) Date

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to authorize your vote:

1. Internet:

Log on to www.proxyvote.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:

2. Touchtone Phone:	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PROXY CARD

HELIOS SELECT FUND, INC.

Helios Select Intermediate Bond Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2009

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN

1. To approve the liquidation of the Helios Select Intermediate Bond Fund, as set forth in the Plan of Liquidation attached to the Proxy Statement as Appendix A.	☐	☐	☐

PROXY CARD

HELIOS SELECT FUND, INC.

Helios Select High Income Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2009

This proxy is being solicited by the Board of Directors of the Helios Select Fund, Inc. (the “Company”) to shareholders of the Helios Select High Income Fund (the “Fund”), a series of the Company. The undersigned hereby appoints as proxies Steven Pires and John J. Feeney, Jr., and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of the Shareholders of the Fund, or any adjournment or postponement thereof (the “Meeting”), as described in the Fund’s Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Fund’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Fund’s Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Signature(s) (if held jointly) Date

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to authorize your vote:

1. Internet:

Log on to www.proxyvote.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:

2. Touchtone Phone:	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.	Check Digit:

3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PROXY CARD

HELIOS SELECT FUND, INC.

Helios Select High Income Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2009

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN

1. To approve the liquidation of the Helios High Income Fund, as set forth in the Plan of Liquidation attached to the Proxy Statement as Appendix A.	☐	☐	☐